Offerings - Offering: 1	May 02, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.10% Senior Notes due 2035
Maximum Aggregate Offering Price	$ 500,000,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 76,550.00
Offering Note	1 Calculated in accordance with Rule 457(r) of the Securities Act of 1933. 2 Pursuant to Rule 457(n) under the Securities Act of 1933, no separate fee is payable with respect to the guarantees.